Supplement dated November 20, 2018
to the Prospectuses, as supplemented, if applicable, of the following fund:
Fund	Prospectuses Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio (VP) - Large Cap Index Fund (the Fund)	5/1/2018
Effective immediately, the portfolio manager information under the caption “Fund Management” in the "Summary of the Fund" or “Summary of Columbia VP - Large Cap Index Fund" section is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2014
Vadim Shteyn	Associate Portfolio Manager	Portfolio Manager	2011
The rest of the section remains the same.
Effective immediately, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund" section or under the caption “Portfolio Management - Portfolio Managers” in the “More Information About Columbia VP - Large Cap Index Fund" section is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2014
Vadim Shteyn	Associate Portfolio Manager	Portfolio Manager	2011
Dr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Dr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute, an M.B.A. from the Stern School of Business at New York University and the doctoral degree in professional studies (DPS) from Pace University, with a concentration in finance and international economics.
Mr. Shteyn joined one of the Columbia Management legacy firms or acquired business lines in 2006. Mr. Shteyn began his investment career in 2006.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-318 A (11/18)